Exhibit 10.11

EXECUTION VERSION

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (this “Agreement”), is made and entered into as of September 13, 2024, by and among (i) Veea Inc., a Delaware corporation (together with its successors, including after giving effect to the Merger (as defined below), the “Company”), (ii) Plum Acquisition Corp. I, a Cayman Islands exempted company limited by shares (together with its successors, including after giving effect to the Domestication (as defined below), “Pubco”), and (iii) Nicole Salmasi, Allen Salmasi and NLabs Inc. (each, a “Noteholder” and collectively the “Noteholders”). The Company, Pubco and the Noteholders are each sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used and not otherwise defined herein shall have the meanings given to those terms in the Notes (as hereinafter defined).

WHEREAS, the Company issued to the Noteholders bridge notes and/or demand notes, as applicable, with an issue date and having an initial principal amount as listed on Schedule 1 (collectively, the “Notes”);

WHEREAS, the Company has entered into a Business Combination Agreement, dated as of November 27, 2023 (as amended, the “BCA”) with Pubco and Plum SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“Merger Sub”), pursuant to which, among other things, (i) Pubco shall change its jurisdiction of incorporation by transferring by way of continuation from a Cayman Islands exempted company limited by shares and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), and (ii) following the Domestication, Merger Sub shall merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Pubco (the “Merger”, and together with the Domestication and the other transactions contemplated by the BCA, the “BCA Transactions”);

WHEREAS, the Parties have agreed that upon the consummation of the BCA Transactions (the “Closing”), the outstanding amounts due, including principal and accrued but unpaid interest, under the Notes shall automatically convert into shares of common stock, par value $0.0001 per share, of Pubco (“Pubco Common Stock”) at a price of Five U.S. Dollars ($5.00) per share (the “Per Share Price”), and upon which the Notes will thereupon be terminated and shall be of no further force and effect; and

WHEREAS, the Registration Statement on Form S-4 (Registration No. 333-276411) filed by Pubco with the SEC on May 15, 2024 (together with the Supplement No. 1 thereto filed with the SEC on May 29, 2024, the “S-4”) in connection with the BCA and the BCA Transactions registered up to a total of 1,442,392 shares of Pubco Common Stock to be issued in connection with this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the Parties hereinafter set forth, the Parties intending to be legally bound hereto hereby agree as follows:

1. Conversion of Notes. Each Noteholder hereby agrees, upon the terms and subject to the conditions set forth herein, that, upon the Closing, all of the obligations owed as of the Closing, including principal and accrued interest thereunder (the “Converted Obligations”), with respect to each Note listed next to such Noteholder’s name on Schedule 1 shall automatically convert (the “Conversion”) into shares of Pubco Common Stock at the Per Share Price (such shares, the “Conversion Shares”). An aggregate of up to 1,442,392 of the Conversion Shares (the “Registered Conversion Shares”) will be registered pursuant to the S-4, and the remaining Conversion Shares, if any (the “Unregistered Conversion Shares”) will not be registered and will be issued in a private placement between Pubco and the Noteholders. The Registered Conversion Shares will be allocated amongst the Noteholders pro rata based on the aggregate number of Conversion Shares to be received by each Noteholder. Notwithstanding anything to the contrary contained herein, no fraction of a share of Pubco Common Stock will be issued by virtue of the Conversion, and each Noteholder who would otherwise be entitled to a fraction of a share of Pubco Common Stock (after aggregating all fractional shares of Pubco Common Stock that otherwise would be received by such Noteholder pursuant to this Agreement) shall instead have the number of shares of Pubco Common Stock issued to such Noteholder rounded down in the aggregate to the nearest whole share. Each Noteholder shall (i) deliver the applicable Notes to the Company for cancellation and (ii) execute and deliver to the Company any and all additional documents reasonably required by the Company, Pubco or their respective counsels as shall be required for the issuance of the shares of Pubco Common Stock to such Noteholder in connection with the Conversion. Upon the Conversion, Pubco shall reflect such issuance of the Pubco Common Stock in its books and records. The Parties hereby further acknowledge and agree that the Conversion shall fully satisfy all of the Company’s obligations to the Noteholders under the Notes and that, immediately upon the consummation of the Conversion, the Notes and all obligations set forth therein and herein shall be deemed satisfied and repaid in full and the Notes and all such obligations shall be terminated and cancelled in their entirety.

2. Registration Rights.

(a) Pubco agrees that, within thirty (30) calendar days after the Closing (the “Filing Deadline”), Pubco will file with the U.S. Securities and Exchange Commission (the “SEC”), at Pubco’s sole cost and expense, a registration statement (the “Registration Statement”) registering the resale of the Conversion Shares by the Noteholders under the Securities Act of 1933, as amended (the “Securities Act”) (including any Registered Conversion Shares to the extent that such shares are “control securities” under the Securities Act at the timing of the filing of the Registration Statement), and Pubco shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. Pubco agrees that Pubco will use its reasonable best efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to each Noteholder’s Conversion Shares until the earlier of (i) two years from the issuance of the Conversion Shares, (ii) the date on which such Noteholder ceases to hold the Conversion Shares covered by such Registration Statement, or (iii) the first date on which such Noteholder can sell all of its Conversion Shares (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. Each Noteholder agrees to disclose to Pubco (or its successor) upon request its beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Conversion Shares to assist Pubco in making the determination described above. Pubco’s obligations to include each Noteholder’s Conversion Shares in the Registration Statement are contingent upon such Noteholder furnishing in writing to Pubco such information regarding such Noteholder, the securities of Pubco held by such Noteholder and the intended method of disposition of the Conversion Shares as shall be reasonably requested by Pubco to effect the registration of the Conversion Shares, and such Noteholder shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling shareholder in similar situations. If the SEC prevents Pubco from including any or all of the Conversion Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of Pubco’s securities by the applicable shareholders or otherwise, (i) such Registration Statement shall register for resale such number of Pubco securities which is equal to the maximum number of Pubco securities as is permitted by the SEC and (ii) the number of Pubco securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders (including pro rata amongst the Noteholders) and as promptly as practicable after being permitted to register additional Conversion Shares under Rule 415 under the Securities Act, Pubco shall file a new Registration Statement to register such Conversion Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 2. Pubco will provide a draft of the Registration Statement to the Noteholders for review reasonably in advance of filing the Registration Statement. In no event shall a Noteholder be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that a Noteholder be identified as a statutory underwriter in the Registration Statement, such Noteholder will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by Pubco to file the Registration Statement by the Filing Deadline shall not otherwise relieve Pubco of its obligations to file the Registration Statement or effect the registration of the Conversion Shares set forth in this Section 2. For as long as a Noteholder holds the Conversion Shares issued pursuant to this Agreement, Pubco will (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as Pubco remains subject to such requirements, and (iii) provide all customary and reasonable cooperation necessary, in each case, to enable the such Noteholder to resell the Conversion Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to the Noteholder), as applicable.

(b) Pubco shall, at its sole expense, advise the Noteholders within five (5) business days: (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the of any notification with respect to the suspension of the qualification of the Conversion Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as Pubco is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, Pubco shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Conversion Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Pubco may delay filing or suspend the use of the Registration Statement if it determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that could materially adversely affect Pubco (each such circumstance, a “Suspension Event”); provided, that Pubco may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from Pubco of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Noteholder agrees that it will (i) immediately discontinue offers and sales of its Conversion Shares under the Registration Statement until such Noteholder receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from Pubco that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by applicable law. If so directed by Pubco, each Noteholder will deliver to Pubco or destroy all copies of the prospectus covering its Conversion Shares in such Noteholder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Conversion Shares shall not apply to (i) the extent such Noteholder is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Closing, Pubco agrees to indemnify and hold each Noteholder, each person or entity, if any, who controls a Noteholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of a Noteholder within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which a Noteholder effects or executes the resale of any Conversion Shares (collectively, the “Noteholder Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by the Noteholder Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to Pubco by such Noteholder for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by Pubco, or (D) in connection with any offers or sales effected by or on behalf of such Noteholder in violation of this Agreement. Notwithstanding the forgoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Pubco (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Closing, each Noteholder agrees to, severally and not jointly with any other Noteholder or selling shareholders using the Registration Statement, indemnify and hold Pubco, and the officers, employees, directors, partners, members, attorneys and agents of Pubco, each person, if any, who controls Pubco within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Pubco within the meaning of Rule 405 under the Securities Act (collectively, the “Pubco Indemnified Parties”) harmless against any and all Losses incurred by the Pubco Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Pubco by such Noteholder expressly for use therein. In no event shall the liability of a Noteholder under this Section 2(e) be greater in amount than the dollar amount of the net proceeds received by such Noteholder upon the sale of the Conversion Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, a Noteholder’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Noteholder (which consent shall not be unreasonably withheld, delayed or conditioned).

3. Representations and Warranties of the Noteholders. Each Noteholder hereby represents and warrants to the Company and Pubco, severally and not jointly, as follows:

(a) Organization and Good Standing. If such Noteholder is an entity, such Noteholder is an entity duly formed or incorporated, validly existing and in good standing under the laws of the state in which it is so formed or incorporated. Such Noteholder has the requisite corporate or other organizational power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Title to Notes. Such Noteholder is the sole owner of the applicable Notes held by such Noteholder, and shall be, at the time of the Conversion, the sole owner of the Notes, free and clear of all liens, charges, security interests, assessments, encumbrances, claims and restrictions of any kind, including any liability to or claims of any creditor of such Noteholder. Such Noteholder has not transferred or pledged any interest in the applicable Notes to any person, and such Noteholder has not granted any rights to purchase the applicable Notes to any other person.

(c) Authorization. Such Noteholder has the unrestricted right, power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by such Noteholder of its obligations under this Agreement, and such action does not and will not violate any agreement to which such Noteholder is a party or by which such Noteholder is otherwise bound. This Agreement has been duly and validly executed and delivered by such Noteholder and constitutes a legally valid and binding agreement of such Noteholder, enforceable against such Noteholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. If such Noteholder is an individual, such Noteholder has the legal capacity to enter into this Agreement and to consummate the transactions contemplated hereunder.

(d) Access to Information;. Such Noteholder acknowledges and agrees that it has received such information as it deems necessary in order to make an investment decision with respect to the Conversion and its investment in the Conversion Shares and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to such Noteholder’s investment in the Conversion Shares. Such Noteholder represents and agrees that it and its professional advisor(s), if any, have had the full opportunity to ask the Company’s and Pubco’s management questions, receive such answers and obtain such information as such Noteholder has deemed necessary to make an investment decision with respect to the Conversion Shares. Such Noteholder has conducted its own investigation of the Company, Pubco and the Conversion Shares and such Noteholder has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Conversion Shares. Such Noteholder is entering into this Agreement and the transactions contemplated hereby relying entirely upon such independent evaluation and analysis and without reliance upon any oral or written representations of any kind or nature by the Company or Pubco or their respective directors, officers, employees or agents, except for the express representations and warranties contained in this Agreement. Such Noteholder acknowledges that, in make its decision to engage in the Conversion and invest in the Conversion Shares, such Noteholder is not relying upon any projections included in any of Pubco’s filings with the SEC. Such Noteholder is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of Pubco, dated as of March 15, 2021 and filed with the SEC on March 17, 2021 (File No. 333-253331) (the “IPO Prospectus”); (ii) each filing made by Pubco with the SEC following the filing of the IPO Prospectus through the date of this Agreement, including the definitive proxy statement of Pubco, filed with the SEC on May, 15, 2024, and the Supplement No. 1 thereto filed with the SEC on May 29, 2024, with respect to an extraordinary general meeting of Pubco’s shareholders seeking the approval of Pubco’s shareholders for the BCA Transaction and related matters; and (iii) the BCA, a copy of which has been filed by Pubco with the SEC. Such Noteholder understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Closing.

(e) Investment Representations.

(i) Such Noteholder will be acquiring the Conversion Shares for its own account, not as a nominee or agent. Such Noteholder will not sell, assign or transfer any Conversion Shares at any time in violation of the Securities Act or applicable state securities laws or the terms of this Agreement. Such Noteholder acknowledges that the Unregistered Conversion Shares (and the Registered Conversion Shares to the extent that they are “control securities” under the Securities Act) cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Such Noteholder understands that the Unregistered Conversion Shares will (A) not have been (and upon their sale will not be) registered under the Securities Act or any state securities laws, (B) have been offered and be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, and (C) be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings. Pursuant to the foregoing, such Noteholder acknowledges that until such time as the resale of the Unregistered Conversion Shares (and the Registered Conversion Shares to the extent that they are “control securities” under the Securities Act) have been registered under the Securities Act or may otherwise may be sold pursuant to an exemption from registration, any certificates representing any Conversion Shares acquired by such Noteholder shall bear a customary restrictive legend (and a stop-transfer order may be placed against transfer of any certificates or book-entry notations evidencing such Conversion Shares) reflecting such limitations in form and substance reasonably acceptable to Pubco.

(ii) Such Noteholder has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting such Noteholder’s interest in connection with the acquisition of the Conversion Shares. Such Noteholder understands that the acquisition of the Conversion Shares is a speculative investment and involves substantial risks and that such Noteholder could lose its entire investment. Further, such Noteholder has (A) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (B) carefully considered and understands all of the risks related to the BCA Transactions, Pubco, the Company, the Conversion Shares and this Agreement. Such Noteholder has the ability to bear the economic risks of such Noteholder’s investment in Pubco, including a complete loss of the investment, and such Noteholder has no need for liquidity in such investment.

(iii) Such Noteholder acknowledges that it has been advised that: (A) the Conversion Shares have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by Pubco or the Company, and any representation to the contrary is a criminal offense; (B) in making an investment decision, such Noteholder must rely on its own examination of Pubco, the Company, the BCA Transaction, the Conversion and the Conversion Shares, including the merits and risks involved, and the Conversion Shares have not been recommended by any federal or state securities commission or regulatory authority, and the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation (and any representation to the contrary is a criminal offense); (C) any Unregistered Conversion Shares will be “restricted securities” within the meaning of Rule 144 (and the Registered Conversion Shares may be “control securities” under the Securities Act), are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Such Noteholder is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Conversion Shares and that Pubco is an issuer subject to Rule 144(i) under the Securities Act.

(iv) Such Noteholder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and such Noteholder has executed the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and shall provide to Pubco and the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Closing. As of the date of this Agreement, such Noteholder and its affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement, such Noteholder and its affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of the Exchange Act or short sale positions with respect to the securities of Pubco. In addition, such Noteholder shall comply with all applicable provisions of Regulation M promulgated under the Securities Act. Such Noteholder has not been formed for the specific purpose of acquiring the Conversion Shares unless each beneficial owner of such Noteholder is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(v) Neither such Noteholder nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively with such Noteholder, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Such Noteholder has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Conversion Shares by such Noteholder will not subject Pubco or the Company to any Disqualification Event.

(f) Sanctions Laws. Neither such Noteholder nor any of its directors, managers, officers or owners are the subject of any U.S. Sanctions Laws, including any laws, regulations, executive orders, or other restrictions or prohibitions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). Neither such Noteholder nor any of its directors, managers, officers or owners are: (A) designated on any list of restricted parties maintained by the U.S. Government, including OFAC’s Specially Designated Nationals and Blocked Persons List, the list of Foreign Sanctions Evaders, or the Sectoral Sanctions Identifications List, the U.S. Department of Commerce’s Denied Persons List or Entity List, or the U.S. Department of State’s Debarred List; or (B) located, organized, resident, or doing business in any country or territory that is, or whose government is, the subject of comprehensive territorial U.S. Sanctions Laws.

(g) Reliance; No Misstatements. Such Noteholder understands and confirms that Pubco and the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement. All representations and warranties provided to Pubco or the Company furnished by or on behalf of such Noteholder, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such Noteholder agrees to notify Pubco and the Company immediately upon the occurrence of any event that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein. Such Noteholder agrees that the Conversion and the issuance of the Conversion Shares by Pubco will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by such Noteholder as of the time of such Conversion.

4. Representations and Warranties of the Company and Pubco. Each of the Company and Pubco represents and warrants to the Noteholders as follows:

(a) Organization and Good Standing. Each such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each such Party has the requisite corporate power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Authorization. Each such Party has the corporate power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by such Party of its obligations under this Agreement, and such action does not and will not in any material respect violate any agreement to which such Party is a party or by which it is otherwise bound. This Agreement has been duly and validly executed and delivered by each such Party and constitutes a legally valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c) Issuance of Conversion Shares. Solely Pubco (and not the Company) represents and warrants to the Noteholders that, subject to the accuracy of the Noteholders’ representations and warranties in Section 3 above: (i) the Conversion Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free of any liens (other than those imposed by Pubco’s organizational documents, applicable securities laws or any Lock-Up Agreements to which the Noteholder may have entered into in connection with the Closing (a “Lock-Up Agreement”); (ii) it is not necessary to register the Unregistered Conversion Shares under the Securities Act in connection with the offer, sale and issue of the Unregistered Conversion Shares in the manner contemplated by this Agreement; and (iii) the Unregistered Conversion Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

5. Trust Account Waiver. Each Noteholder understands that, as described in the IPO Prospectus, Pubco has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with such initial public offering (including interest accrued from time to time thereon) for the benefit of Pubco’s public shareholders (including overallotment shares acquired by Pubco’s underwriters, the “Public Shareholders”), and that Pubco may disburse monies from the Trust Account only in the circumstances described in the IPO Prospectus. For and in consideration of Pubco entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Noteholder hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither such Noteholder nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom to Public Shareholders (“Public Distributions”), or make any claim against the Trust Account or Public Distributions, with respect to any claims arising out of, resulting from, based upon, in connection with or relating to this Agreement or the transactions contemplated hereby, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Each Noteholder on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that such Noteholder or any of its affiliates may have against the Trust Account or Public Distributions now or in the future and will not seek recourse against the Trust Account or Public Distributions for any Released Claims. Each Noteholder acknowledges and agrees that such irrevocable waiver is material to this Agreement and specifically relied upon by Pubco and its affiliates to induce Pubco to enter in this Agreement, and such Noteholder further intends and understands such waiver to be valid, binding and enforceable against such Noteholder and each of its affiliates under applicable law. For the avoidance of doubt, this Section 5 shall not affect any rights of a Noteholder or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders upon the redemption of their shares or the liquidation of Pubco pursuant to the terms of the Trust Account.

6. Miscellaneous.

(a) Termination. Notwithstanding anything to the contrary contained herein, in the event that the BCA is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the Parties shall not have any rights or obligations hereunder.

(b) Survival. All of the agreements, representations and warranties made by each Party hereto in this Agreement shall survive the Conversion and the consummation of the other transactions contemplated hereby.

(c) Fees and Expenses. Each Party will be responsible for each such Party’s own legal and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including the Conversion.

(d) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(e) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Pubco at or after the Closing or to the Company at any time, to: Veea Inc. 164 E. 83rd Street New York, New York 10028 Attn: Janice K. Smith Email: janice@veea.com with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, New York 10105
Attn: Stuart Neuhauser, Esq., Matthew A. Gray, Esq.
Email: sneuhauser@egsllp.com;
mgray@egsllp.com

If to Pubco prior to the Closing: Plum Acquisition Corp. I 2021 Fillmore St. #2089 San Francisco, California Attn: Kanishka Roy; Mike Dinsdale Email: kanishka@plumpartners.com; mike@plumpartners.com with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
390 Madison Avenue
New York, NY 10017
Attn: Richard Aftanas; John Duke
Email:    richard.aftanas@hoganlovells.com;
               john.duke@hoganlovells.com

If to a Noteholder, to the address set forth underneath such Noteholder’s name on the signature pages hereto.

(f) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(g) Assignment; Successors and Assigns; No Third-Party Beneficiaries. Neither this Agreement nor any rights or obligations that may accrue to a Noteholder hereunder (other than the Conversion Shares acquired hereunder, if any, subject to applicable securities laws and any Lock-Up Agreement) may be transferred or assigned by such Noteholder without the prior written consent of the Company and Pubco, and any purported transfer or assignment without such consent shall be null and void ab initio. This Agreement shall be binding upon, and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except for the rights of the Noteholder Indemnified Parties and the Pubco Indemnified Parties set forth in Sections 2(d) and 2(e), respectively, this Agreement shall not confer any rights or remedies upon any person other than the Parties hereto, and their respective successor and assigns.

(h) Amendment; Waiver. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by each of the Parties hereto. This Agreement may not be waived except by an instrument in writing signed by the Party against whom enforcement of waiver is sought. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

(i) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Governing Law; Jurisdiction; Jury Trial Waiver. This Agreement, and all actions or matters based hereon, or arising out of, under or in connection herewith, or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within State of Delaware), and any appellate courts thereof, in any action or proceeding arising out of or relating to this Agreement, and each Party hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6(e). Nothing in this Section 6(j) shall affect the right of any party to serve legal process in any other manner permitted by law. Each Party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement or the transactions contemplated hereby.

(k) Specific Performance. The Parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and that monetary damages may not be an adequate remedy for such breach and the non-breaching Party shall be entitled to seek injunctive relief, in addition to any other remedy that such Party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l) Public Disclosure. Each Noteholder hereby consents to the publication and disclosure in any press release issued by the Company or Pubco or Current Report on Form 8-K filed by Pubco with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation by Pubco with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company or Pubco to any governmental authority or to security holders of the Company or Pubco) of each Noteholder’s identity and beneficial ownership of Conversion Shares and Pubco Common Stock and the nature of such Noteholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company or Pubco, a copy of this Agreement or the form hereof.

(m) Independent Nature of Investment. The obligations of each Noteholder under this Agreement are several and not joint with the obligations of any other Noteholder hereunder, and each Noteholder shall not be responsible in any way for the performance of the obligations of any other Noteholder under this Agreement. The decision of each Noteholder to participate in the Conversion and receive the Conversion Shares pursuant to this Agreement has been made by such Noteholder independently of any other Noteholder hereunder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, Pubco or any of their respective subsidiaries which may have been made or given by any other Noteholder or by any agent or employee of any other Noteholder, and neither such Noteholder nor any of its agents or employees shall have any liability to any other Noteholder (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by any Noteholder pursuant hereto, shall be deemed to constitute any of the Noteholders together as a partnership, association, joint venture or any other kind of entity, or create a presumption that any of the Noteholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Noteholder acknowledges that no other Noteholder has acted as an agent for such Noteholder in connection with making its investment decision hereunder and no other Noteholder will be acting as an agent of such Noteholder in connection with monitoring its investment in the Conversion Shares or enforcing its rights under this Agreement. Each Noteholder shall be entitled to independently protect and enforce its rights under this Agreement, and it shall not be necessary for any other Noteholder to be joined as an additional party in any proceeding for such purpose.

(n) Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement. As used in this Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(o) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

{remainder of page intentionally left blank; signature page follows}

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

The Company:

VEEA INC.

By	/s/ Janice Smith
Name:	Janice Smith
Title:	Chief Operating Officer

Pubco:

PLUM ACQUISITION CORP. I

By	/s/ Kanishka Roy
Name:	Kanishka Roy
Title:	Co-Chief Executive Officer and President

{Signature Page to Note Conversion Agreement}

The Noteholders:

NLABS INC.

By	/s/ Janice Smith
Name:	Janice Smith
Title:	Senior Vice President

Address for Notice:
NLabs Inc.
Address:

Attn:
Email:
Telephone:

/s/ Nicole Salmasi
Nicole Salmasi

Address for Notice:
Nicole Salmasi
Address:

Email:
Telephone:

/s/ Allen Salmasi
Allen Salmasi

Address for Notice:
Allen Salmasi
Address:

Email:
Telephone:

{Signature Page to Note Conversion Agreement}